MODIFICATION TO INTERCREDITOR AGREEMENT

       MODIFICATION TO INTERCREDITOR AGREEMENT (this "Modification"), dated as of February 27, 1996, among First Union National Bank formerly known as Fidelity Bank, National Association ("First Union") Midlantic Bank, National Association formerly known as Midlantic National Bank ("Midlantic") and LaSalle National Bank ("LaSalle" and together with First Union and
  Midlantic, collectively, the "Lender"), Bally's Park Place, Inc., a New
  Jersey corporation ("Park Place"), and Bally's Park Place Realty Co., a New Jersey corporation ("Realty"), and Bally's Park Place Funding Inc., a
  Delaware corporation ("Funding" and together with Park Place and Realty, collectively, the "Mortgagor"), and, First Bank National Association as Trustee ("Trustee") on behalf of itself and the holders (the "Mortgage Note Holders") of the 91/4% First Mortgage Notes due 2004 (the "Securities") issued pursuant to a registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and under the Indenture dated as of March 8, 1994 (as amended, modified or supplemented through the date hereof and as the same may be amended, modified or supplemented from time to time, the "Indenture"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Indenture.

                     W I T N E S S E T H

       WHEREAS, Trustee has entered into the Indenture, pursuant to which the Securities were issued; and

       WHEREAS, the Securities are secured by a Mortgage and Security Agreement with Assignment of Rents, dated as of March 8, 1994 (as amended, modified or supplemented through the date hereof and as the same may hereafter be amended, modified or supplemented from time to time, the "Mortgage" given by Mortgagor, as grantor, to Trustee, as trustee, covering certain real property, as well as all furniture, furnishings, fixtures, machinery, equipment, supplies and certain other tangible personal property contained thereon as more particularly described in the Mortgage (the "Secured Property"); and

       WHEREAS, as contemplated under the terms of the Indenture, First Union, Midlantic, Park Place and Realty, Funding and Trustee are party to an intercreditor agreement dated as of March 8, 1994 (the "Intercreditor Agreement"); and

       WHEREAS, as contemplated under the terms of the Indenture, First Union, Midlantic, Park Place, Realty and Bally's Park Place, Inc., a Delaware corporation, entered into a credit and guaranty agreement dated March 8, 1994 (the "Original Additional Loan Agreement") the obligations under which were secured by a mortgage, security agreement and assignment of rents and an assignment of leases and rents granting a lien on the Secured Property; and

       WHEREAS, Lender and Mortgagor have entered into an amended and restated credit and guaranty agreement dated as of February 27, 1996 (the "New Additional Loan Agreement"), superseding the Original Additional Loan Agreement and providing for the making of loans to Mortgagor in the aggregate amount of up to $65,000,000 (the "New Additional Loan") for the purpose and on the terms of Section 1010 of the Indenture (including, without limitation, the execution hereof), which New Additional Loan (i) will be evidenced by Mortgagor's promissory notes (the "New Additional Note") payable to Lender and (ii) may be secured by that certain mortgage, security agreement and assignment of rents dated March 8, 1994 as modified by the modification of mortgage and assignment of leases dated February 27, 1996 (the "Modification Agreement"; which mortgage as further amended, modified or supplemented from time to time is referred to as the "New Additional Mortgage") covering all or a portion of the Secured Property (the "Additional Loan Secured Property"); and

       WHEREAS, the Trustee and the Lender enter into this modification to the Intercreditor Agreement in order to set forth the understanding between Trustee and Lender, among other things, with respect to (i) their rights and priorities regarding the Secured Property; and (ii) the order of priority that shall govern the allocation and application of proceeds from the Secured Property for the redemption of repayment of the Securities and the New Additional Note.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement contained herein, the parties hereto agree as follows:

       56. The foregoing recitals are incorporated into this modification by reference.

       57.  The Intercreditor Agreement is hereby modified as follow:

            a. All references in the Intercreditor Agreement to "Lender" shall be deemed to refer to First Union, Midlantic and LaSalle.
            b. All references in the Intercreditor Agreement to the "Additional Loan Agreement" shall be deemed to refer to the "New Additional Loan Agreement" as defined in the recitals to this modification.

            c. All references in the Intercreditor Agreement to the "Additional Loan" shall be deemed to refer to the "New Additional Loan" as defined in the recitals to this modification.

            d. All references in the Intercreditor Agreement to the "Additional Note" shall be deemed to refer to the "New Additional Note" as defined in the recitals to this modification.

            e. All references in the Intercreditor Agreement to the "Additional Mortgage" shall be deemed to refer to the "New Additional Mortgage" as defined in the recitals to this modification.

            f. All references in the Intercreditor Agreement to the "Additional Assignment of Leases and Rents" shall be deemed to refer to the Assignment of Leases and Rents dated March 8, 1994 as modified by the Modification Agreement.

       58. Paragraph 1 and 2 of the Intercreditor Agreement are hereby restated as follows:

            a. Lender: (a) acknowledges receipt of each of the Note Documents (as hereinafter defined); and (b) agrees that Trustee shall have and may exercise, with or without the knowledge or consent of Lender, except as otherwise provided herein, such rights and perform such duties as are provided for in the Indenture, the Securities, the Mortgage and any and all other documents executed in connection therewith (collectively, the "Note Documents") including, but not limited to, rights and duties affecting or relating to the Note Documents, the Secured Property and the indebtedness evidenced by the Securities. Subject to the provisions of this Intercreditor Agreement, Lender further agrees to promptly take such action and to execute such documents and agreements as Trustee shall reasonably request to permit Trustee to exercise its rights and perform its duties hereunder and under the Mortgage and any assignment of leases and rents executed in connection therewith (the "Assignment of Leases and Rents," and together with the Mortgage, the "Mortgage Documents").

            b. Trustee: (a) acknowledges receipt of the Additional Loan Documents (as hereinafter defined); and (b) agrees that Lender shall have and may exercise, with or without the knowledge or consent of Trustee, except as otherwise provided herein, such rights and perform such duties as are provided for in the Additional Loan Agreement, the Additional Note, the Additional Mortgage and any and all other documents executed in connection therewith (collectively, the "Additional Loan Documents"), including, but not limited to, rights and duties affecting or relating to the Additional Loan Documents, the Additional Loan Secured Property and the indebtedness evidenced by the Additional Note. Subject to the provisions of this Intercreditor Agreement, Trustee further agrees to promptly take such action and execute such documents and agreements as Lender shall reasonably request to permit Lender to exercise its rights and perform its duties hereunder and under the Additional Mortgage and any assignment of leases and rents executed in connection therewith (the "Additional Mortgage Assignment of Leases and Rents," and together with the Additional Mortgage, collectively, the "Additional Mortgage Documents").

       59. Except as modified herein, all of the terms, provisions and covenants of the Intercreditor Agreement are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

       60. This modification agreement is to be construed according to the laws of the State of New Jersey.

       61. This modification agreement shall be binding upon the parties hereto and their respective successors and assigns.

       62. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

       IN WITNESS WHEREOF, the parties have caused this modification agreement to be executed as of the date first set forth above.


                              FIRST BANK NATIONAL ASSOCIATION
                              180 East Fifth Street
                              St. Paul, Minnesota  55101

                              By:____________________________
                              Kathe Barrett
                              Title:


                              BALLY'S PARK PLACE, INC.
                              Park Place and the Boardwalk
                              Atlantic City, New Jersey  08401

                              By:_____________________________
                              Joseph A. D'Amato
                              Vice President

                              BALLY'S PARK PLACE REALTY CO.
                              Park Place and the Boardwalk
                              Atlantic City, New Jersey  08401

                              By:_____________________________
                              Joseph A. D'Amato
                              Vice President


                                BALLY'S PARK PLACE FUNDING, INC.
                                Park Place and the Boardwalk
                                Atlantic City, New Jersey  08401

                                By:_____________________________
                                Joseph A. D'Amato
                                Vice President


                                FIRST UNION NATIONAL BANK
                                550 Broad Street
                                Newark, New Jersey  07102
                                Attn:  Robert K. Strunk, II


                                By:____________________________
                                Patrick McGovern
                                Vice President

                                MIDLANTIC BANK, N.A.
                                600 Midlantic Drive
                                PO Box 6000
                                Mt. Laurel, New Jersey 08504-6000
                                Attn: Denise D. Killen


                                By:_____________________________
                                Peter J. Cahill
                                Senior Vice President

                                LASALLE NATIONAL BANK
                                120 S. LaSalle Street
                                Room 205
                                Chicago, Illinois 60603
                                Attn: Kristen L. Simko


                                By:___________________________
                                Kristen L. Simko
                                Commercial Banking Officer



  STATE OF )
  )  SS:
  COUNTY OF )

       On the ___th day of February, 1996, before me personally came Kathe Barrett, to me known, who, being by me duly sworn, did depose and say that she is a _________________________ of First Bank National Association, the national banking association described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that she signed her name thereto by like order.




  Notary Public


  ___________________________________



  STATE OF NEW YORK )
  )  SS:
  COUNTY OF NEW YORK)

       On the 27th day of February, 1996, before me personally came Joseph A. D'Amato, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of Bally's Park Place, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.




  Notary Public



  ___________________________________




  STATE OF NEW YORK )
  )  SS:
  COUNTY OF NEW YORK)

       On the 27th day of February, 1996, before me personally came Joseph A. D'Amato, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of Bally's Park Place Realty Co., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



  Notary Public


  ________________________



  STATE OF NEW YORK )
  )  SS:
  COUNTY OF NEW YORK)

       On the 27th day of February, 1996, before me personally came Joseph A. D'Amato, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of Bally's Park Place Funding, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.


  Notary Public



  ___________________________________




  STATE OF PENNSYLVANIA)
  )  SS:
  COUNTY OF PHILADELPHIA   )

       On the 15th day of February, 1996, before me personally came Patrick McGovern, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of First Union National Bank, the national banking association described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.




  Notary Public


  ___________________________________




  STATE OF )
  )  SS:
  COUNTY OF )

       On the 15th day of February, 1996, before me personally came Peter J. Cahill, to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Midlantic Bank, N.A., the national banking association described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.




  Notary Public

  ___________________________________

  STATE OF ILLINOIS)
     )  SS:
  COUNTY OF COOK)

       On the 15th day of February, 1996, before me personally came Kristen
  L. Simko, to me known, who, being by me duly sworn, did depose and say that she is a Commercial Banking Officer of LaSalle National Bank, the national banking association described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that she signed her name thereto by like order.




  Notary Public


  __________________________________